UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Total Return from a Portfolio of Dividend-Paying Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Semi-Annual Report June 30, 2009

Nuveen Diversified Dividend and Income Fund JDD

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Nuveen Fund Board
August 24, 2009

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund’s assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience.

The real estate portion of the Fund’s investment portfolio is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who each have more than 27 years experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein, the firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Wellington Management Company, LLP, (Wellington), invests its portion of the Fund’s assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Symphony, Security Capital, and Wellington talk about their management strategies and the performance of the Fund for the six-month period ending June 30, 2009.

What key strategies were used to manage the Fund over this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For the equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative

4	Nuveen Investments

price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These “high barrier to entry” markets often have constraints that limit new construction, a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge. The severe deterioration in credit markets in 2008 and early 2009 required an equally strong re-appraisal of the financial flexibility of each company in which we invest. As the credit environment changed we adjusted the portfolio away from companies that we believed were not as well positioned in the current tough environment.

In the senior loan portion of the Fund, we continued to find value in the senior parts of many firms’ capital structures, as well as within the convertible securities market. In a number of cases, we believed that both senior loans and convertibles remained significantly undervalued on an implied basis, even after the recent rally. The first half of this year was characterized by a broad-based technical move in many areas of the market. Over the first two quarters alone, over $30 billion of new-issue high yield bonds have been used to pay down shorter-dated term loans. This is a positive in most cases for the secured lender, as many of these issuers suffer more from bad balance sheets than bad business models. From a technical perspective, we preferred to own senior loans and convertibles rather than other forms of debt. Senior loans generally carry floating rates, and they historically have outperformed fixed-rate bonds in a rising interest rate environment. We also felt that there was potential to see continued crossover demand in the convertible bond market from equity accounts buying convertible bonds because of better perceived values.

In the emerging markets debt portion of the Fund’s portfolio, we focused on differentiating between countries and paid close attention to the underlying credit fundamentals in order to find the best opportunities in this market. Improving trends across the globe did not benefit all countries equally. There continued to be large differences between countries within emerging markets, and we believe the market will continue to differentiate between countries based on their monetary policy framework, balance-of-payments and economic vulnerabilities, and political risks.

How did the Fund perform over the six-month period?

*	Six-month returns are cumulative; one-year and five-year returns are annualized.

Past performance is does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1	Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

The performance of JDD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 6/30/09

	6-Month	1-Year	5-Year
JDD	12.36%	-28.63%	-1.65%
Comparative Benchmark[1]	11.44%	-18.74%	1.55%
S&P 500 Index[2]	3.16%	-26.21%	-2.24%

For the six-month period ended June 30, 2009, the total return on common share net asset value for the Fund significantly outperformed the comparative benchmark and general market index. The Fund’s leveraged capital structure in the generally favorable

Nuveen Investments	5

market conditions found during the second quarter of 2009 served as a primary driver for the Fund’s performance in the first half of 2009. By contrast, leverage had a generally detrimental effect on the Fund’s return during the negative market environment in the second half of 2008, as can be seen in the one-year returns shown here. (Please see p. 7 for more information on the Fund’s capital structure and financial leverage).

In the equity portion of the Fund’s portfolio managed by NWQ, JPMorgan Chase & Co. appreciated as the company seemed to have successfully solidified its position as one of the “survivors” of the on-going global banking crisis. The strength of JPMorgan was also seen in its record fixed-income trading revenue for the first quarter as the company reaped the benefits of abnormal bid/ask spreads on bond trading because it was one of a few banks (including Goldman Sachs) that could provide liquidity in the market.

Our investment in Microsoft Corp. benefited from positive investor reaction to the company’s successful cost cuts and the upcoming corporate product upgrade cycle that should help drive revenue growth. The company also received several upgrades from sell-side analysts which has helped support the stock price. Packaging Corp. of America also outperformed for the period as the company continued to show improving fundamentals, report earnings above expectations, and remains well positioned for a cyclical recovery in the economy.

While our investment in Hartford Financial Services Group Inc. declined for the period, the shares were very volatile. After hitting a 52-week low in early March, the shares appreciated by nearly 350% by early May ($4 to $18) as the financial sector rallied on increased investor confidence in the sector. Shares of Hartford specifically benefited from news that the company would receive Troubled Asset Relief Program (TARP) funds, as well as speculation that it is close to a deal to sell its property and casualty business. While portfolio holdings MetLife Inc. and Travelers Companies Inc. did not need TARP assistance, their shares also declined for the period as rising realized and unrealized losses and declining equity markets put a strain on regulatory capital for companies with exposure to equity-sensitive insurance products such as variable life and variable annuities.

Shares of Wells Fargo Inc. also bottomed with the rest of the market in early March (hitting a 52-week low of $8) before rebounding 200% by the end of the period. Although considered one of the better positioned U.S. banks capable of surviving the current economic environment, the company remains exposed to ongoing credit deterioration and a potential for futures losses from increasing credit costs.

The decline in Raytheon Co. during the period had less to do with the company’s fundamentals and more to do with investor speculation on reduced defense spending by the Obama Administration. Although we believe that the Obama defense plan will most likely slow the top-line growth of defense companies, we think current valuations discount a far more negative outcome than what will most likely occur.

We were able to add a few new positions to the Fund over the reporting period. We initiated a position in insurance holding company, Reinsurance Group of America Inc. (RGA), in February after shares of the company declined in line with the rest of the insurance sector on investors concerns that insurance companies were at risk to suffer losses similar to those experienced by banks. RGA is primarily engaged in traditional individual life, critical illness, and financial reinsurance.

6	Nuveen Investments

We also invested in Loews Corp. as our calculation of the stock’s discount to the sum of its parts exceeded 30%, more than double its historical average. We invested in TransAtlantic Holdings Inc. (TRH), a leading global reinsurer that is well diversified both in terms of products and geography with a focus on the casualty insurance markets. We eliminated our position in TRH shortly after its purchase to take advantage of an immediate profit. We also purchased a U.S. Steel convertible bond on a public offering as the company was raising additional capital, and then sold that position to realize the gain.

The Fund’s exposure to real estate investment trusts (REITs) with significant office and multi-family properties located in the New York City real estate markets experienced relatively poor performance over the six-month period due to investor concerns about the long-term negative effects of an extended decline in the financial service industry.

Another factor impacting performance for the six-month period was the broad and technical upward move in the senior loan market. The Fund did have exposure to both VNU Nielsen and Charter Communication, two large positions which outperformed the market on a relative basis. VNU had strong operating results, while Charter filed for bankruptcy–a move that was beneficial to senior lenders given the company’s strong assets which collateralize the term loan. The VNU Nielsen position was eliminated before the end of the period.

In the emerging markets debt portion of the portfolio, the Fund benefited from its relative underweight position in China, where deterioration in the Sino-American trade balance appears to be one of the unintended consequences of the U.S. economic stimulus policy. A relative underweight to Trinidad & Tobago also contributed positively to performance. Trinidad & Tobago (-11.9%) was one of the worst performing emerging markets during the period, largely as a result of a larger than expected slowdown in Latin America that appeared in January. The Fund also benefited from a comparative underweight to Egypt, where the global economic slowdown, liquidity crisis, and risk reduction have meant significant outflows from Egyptian capital markets, with the country’s current account moving from surplus to deficit. A relative overweight to the Philippines contributed positively to performance, as lower oil prices held inflation down across the region and provided the Philippine central bank with sufficient leeway for aggressive monetary easing amid slowing business activity.

Conversely, the Fund’s comparative underweight positions in the Ukraine (+89.8%), Pakistan (+94.5%), the Dominican Republic (+50.1%), and Gabon (+37.8%) detracted from relative performance. The Ukraine, Pakistan, and the Dominican Republic all rose following pledges of support from the International Monetary Fund (IMF), reducing the risks of investing there. The Ukraine also benefited from revised, less extreme downside forecasts in Europe than were previously issued. Gabon advanced on the announcement of a plan created in conjunction with the IMF to diversify their economy and become less dependent on oil revenues.

RECENT DEVELOPMENTS REGARDING THE FUND’S LEVERAGED CAPITAL STRUCTURE

Shortly after its inception in 2003, the Fund issued FundPreferred shares to create financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders.

Nuveen Investments	7

However, use of leverage also can expose common shareholders to additional risk—especially when market conditions are unfavorable. For example, if the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return would be magnified by the use of leverage.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Nuveen Fund, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for JDD common shareholders from the auction failures is that the Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Fund announced its intention to redeem most or all of its FundPreferred shares and retain its leveraged structure primarily through the use of borrowings. The Fund began a series of periodic, partial redemptions in September 2008, and on June 10, 2009, it announced its intention to redeem all of its remaining outstanding FundPreferred shares. This final redemption is contingent on favorable market conditions and temporary relief from the Securities and Exchange Commission from certain technical regulatory provisions. The Fund cannot provide any assurance about if or when this regulatory relief might be granted and if or when these last outstanding FundPreferred shares might be redeemed.

As of June 30, 2009, the Fund had redeemed $105 million, at par, of its FundPreferred shares, representing 87.5% of the total amount originally issued by the Fund.

Leveraging using borrowings offers common shareholders most of the same potential benefits and risks as leveraging with FundPreferred.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

8	Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to common shareholders once over the six-month reporting period. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of FundPreferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of

Nuveen Investments	9

distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2009. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

As of 6/30/09 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2009:
Per share distribution:
From net investment income	$0.24
From realized capital gains	0.00
Tax return of capital	0.18

Total per share distribution	$0.42

Distribution rate on NAV	4.75%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	12.36%
1-Year on NAV	-28.63%
5-Year on NAV	-1.65%
Since inception on NAV	-0.40%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	12.36%
1-Year on NAV	-28.63%
5-Year on NAV	-0.77%
Since inception on NAV	1.18%

Common Share Repurchases and Share Price Information

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase an aggregate of up to 10% of its

10	Nuveen Investments

outstanding common shares. As of June 30, 2009, the Fund had cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

37,300	0.2%

During the six-month reporting period, the Fund’s common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Weighted Average	Weighted Average
Price Per Share	Discount Per Share
Repurchased	Repurchased

$7.09	19.46%

As of June 30, 2009, the Fund’s common share price was trading at a discount of -18.87%, compared with an average discount over the six-month period of -22.53%.

Nuveen Investments	11

JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund
as of June 30, 2009

Fund Snapshot
Common Share Price	$7.18

Common Share Net Asset Value	$8.85

Premium/(Discount) to NAV	-18.87%

Current Distribution Rate[1]	11.70%

Net Assets Applicable to Common Shares ($000)	$178,530

Industries
(as a % of total investments)[2]
Emerging Markets Debt	21.5%

Real Estate Investment Trust	18.1%

Media	7.0%

Health Care Providers & Services	4.2%

Pharmaceuticals	4.2%

Diversified Telecommunication Services	3.3%

Oil, Gas & Consumable Fuels	3.0%

Insurance	2.9%

Hotels, Restaurants & Leisure	2.8%

Chemicals	2.3%

Aerospace & Defense	2.3%

Electric Utilities	2.1%

Containers & Packaging	1.7%

Software	1.7%

Short-Term Investments	4.1%

Other	18.8%

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2]
Retail	4.9%

Specialized	4.3%

Residential	4.1%

Office	3.2%

Industrial	0.8%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2]
Brazil	1.6%

Colombia	1.3%

Argentina	1.1%

Peru	1.1%

South Africa	1.0%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
6-Month (Cumulative)	21.26%	12.36%

1-Year	-31.71%	-28.63%

5-Year	-2.26%	-1.65%

Since Inception	-3.07%	-0.40%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	21.26%	12.36%

1-Year	-31.71%	-28.63%

5-Year	-1.22%	-0.77%

Since Inception	-2.17%	1.18%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.
3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

12	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2009; at this meeting the shareholders were asked to vote on the election of Board Members.

	JDD
	Common and
	FundPreferred	FundPreferred
	shares voting	shares voting
	together	together
Approval of the Board Members was reached as follows:	as a class	as a class
Robert P. Bremner
For	16,730,163	–
Withhold	553,473	–

Total	17,283,636	–

Jack B. Evans
For	16,727,489	–
Withhold	556,147	–

Total	17,283,636	–

William C. Hunter
For	–	1,443
Withhold	–	81

Total	–	1,524

William J. Schneider
For	–	1,443
Withhold	–	81

Total	–	1,524

Nuveen Investments	13

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of INVESTMENTS
June 30, 2009 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 35.5% (25.6% of Total Investments)

	Aerospace & Defense – 2.7%

16,700	Lockheed Martin Corporation	$1,346,855
26,100	Northrop Grumman Corporation	1,192,248
52,200	Raytheon Company	2,319,246

	Total Aerospace & Defense	4,858,349

	Building Products – 0.6%

35,400	Masonite Worldwide Holdings	1,008,900

	Commercial Banks – 1.6%

119,000	Wells Fargo & Company	2,886,940

	Commercial Services & Supplies – 1.7%

135,100	Pitney Bowes Inc.	2,962,743

	Containers & Packaging – 0.9%

95,000	Packaging Corp. of America	1,539,000

	Diversified Financial Services – 1.2%

60,700	JPMorgan Chase & Co.	2,070,477

	Diversified Telecommunication Services – 1.7%

49,000	AT&T Inc.	1,217,160
60,000	Verizon Communications Inc.	1,843,800

	Total Diversified Telecommunication Services	3,060,960

	Electric Utilities – 0.7%

32,200	EDP–Energias de Portugal, S.A., Sponsored ADR	1,261,461

	Food Products – 0.8%

55,722	Kraft Foods Inc.	1,411,996

	Hotels, Restaurants & Leisure – 1.2%

93,800	Starwood Hotels & Resorts Worldwide, Inc.	2,082,360

	Household Products – 0.7%

25,000	Kimberly-Clark Corporation	1,310,750

	Industrial Conglomerates – 0.5%

80,000	General Electric Company	937,600

	Insurance – 3.8%

65,400	Hartford Financial Services Group, Inc.	776,298
37,000	Loews Corporation	1,013,800
61,800	MetLife, Inc.	1,854,618
18,400	Reinsurance Group of America Inc.	642,344
60,500	Travelers Companies, Inc.	2,482,920

	Total Insurance	6,769,980

	Machinery – 1.2%

32,700	Caterpillar Inc.	1,080,408
53,000	Ingersoll Rand Company Limited, Class A	1,107,700

	Total Machinery	2,188,108

	Media – 0.5%

66,000	Comcast Corporation, Special Class A	930,600

	Metals & Mining – 1.2%

48,000	Barrick Gold Corporation	1,610,400
7,400	POSCO, ADR	611,758

	Total Metals & Mining	2,222,158

	Multi-Utilities – 0.6%

63,981	United Utilities PLC, Sponsored ADR	1,052,487

14	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 4.1%

50,500	ConocoPhillips	$2,124,030
41,300	Eni S.p.A., Sponsored ADR	1,958,033
14,000	Exxon Mobil Corporation	978,740
41,000	Total S.A., Sponsored ADR	2,223,430

	Total Oil, Gas & Consumable Fuels	7,284,233

	Pharmaceuticals – 4.7%

43,400	GlaxoSmithKline PLC, Sponsored ADR	1,533,756
85,000	Merck & Co. Inc.	2,376,600
117,800	Pfizer Inc.	1,767,000
89,200	Sanofi-Aventis, ADR	2,630,508

	Total Pharmaceuticals	8,307,864

	Road & Rail – 0.6%

21,500	Union Pacific Corporation	1,119,290

	Software – 2.3%

127,700	CA Inc.	2,225,811
79,800	Microsoft Corporation	1,896,846

	Total Software	4,122,657

	Tobacco – 2.2%

21,900	Lorillard Inc.	1,484,163
55,300	Philip Morris International	2,412,186

	Total Tobacco	3,896,349

	Total Common Stocks (cost $71,154,441)	63,285,262

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 25.0% (18.1% of Total Investments)

	Diversified – 1.1%

42,253	Vornado Realty Trust	$1,902,653

	Industrial – 1.1%

246,400	ProLogis	1,985,984

	Office – 4.4%

41,650	Boston Properties, Inc.	1,986,705
68,000	Corporate Office Properties	1,994,440
222,750	Douglas Emmett Inc.	2,002,522
85,250	Mack-Cali Realty Corporation	1,943,700

	Total Office	7,927,367

	Residential – 5.7%

233,876	Apartment Investment & Management Company, Class A	2,069,803
36,375	AvalonBay Communities, Inc.	2,034,818
94,050	Equity Residential	2,090,731
31,600	Essex Property Trust Inc.	1,966,468
145,000	Post Properties, Inc.	1,948,800

	Total Residential	10,110,620

	Retail – 6.8%

37,750	Federal Realty Investment Trust	1,944,880
115,430	Macerich Company	2,032,722
59,300	Regency Centers Corporation	2,070,163
67,250	Saul Centers Inc.	1,988,582
39,365	Simon Property Group, Inc.	2,024,542
79,900	Taubman Centers Inc.	2,146,114

	Total Retail	12,207,003

	Specialized – 5.9%

291,700	Extra Space Storage Inc.	2,435,695
95,550	Health Care Property Investors Inc.	2,024,705
217,650	Host Hotels & Resorts Inc.	1,826,083

Nuveen Investments	15

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Shares	Description (1)				Value
	Specialized (continued)

32,324	Public Storage, Inc.				$2,116,576
71,200	Ventas Inc.				2,126,032

	Total Specialized				10,529,091

	Total Real Estate Investment Trust Common Stocks (cost $52,940,897)				44,662,718

Shares	Description (1)	Coupon		Ratings (2)	Value
	Capital Preferred Securities – 0.8% (0.6% of Total Investments)

	Food Products – 0.8%

15	HJ Heinz Finance Company	8.000%		BB+	$1,413,750

	Total Capital Preferred Securities (cost $1,310,000)				1,413,750

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 41.6% (30.1% of Total Investments) (4)

	Aerospace & Defense – 0.4%

$693	Vought Aircraft Industries, Inc., Term Loan	2.810%	12/22/11	Ba3	$585,386
242	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	3.001%	12/22/10	Ba3	197,576

935	Total Aerospace & Defense				782,962

	Chemicals – 3.2%

1,223	Ashland, Inc., Term Loan B	6.650%	5/13/14	N/R	1,232,873
400	Celanese US Holdings LLC, Credit Linked Deposit	0.316%	4/02/14	BB+	371,944
914	Celanese US Holdings LLC, Term Loan	2.942%	4/02/14	BB+	849,541
1,945	Hexion Specialty Chemicals, Inc., Term Loan C4	3.313%	5/05/13	B1	1,324,220
1,890	Rockwood Specialties Group, Inc., Term Loan E	6.000%	7/30/12	BB–	1,886,456

6,372	Total Chemicals				5,665,034

	Containers & Packaging – 1.5%

250	Graham Packaging Company, L.P., Term Loan B	2.617%	10/07/11	B+	238,193
2,502	Graham Packaging Company, L.P., Term Loan C	6.750%	4/05/14	BB+	2,480,799

2,752	Total Containers & Packaging				2,718,992

	Diversified Telecommunication Services – 2.8%

333	Intelsat, Tranche B2, Term Loan A, WI/DD	TBD	TBD	BB–	305,062
333	Intelsat, Tranche B2, Term Loan B, WI/DD	TBD	TBD	BB–	304,969
333	Intelsat, Tranche B2, Term Loan C, WI/DD	TBD	TBD	BB–	304,969
1,926	Intelsat, Tranche B2, Term Loan	2.819%	7/01/13	BB–	1,803,899
1,945	MetroPCS Wireless, Inc., Term Loan	3.045%	11/03/13	Ba2	1,855,287
455	Verifone, Inc., Term Loan B	3.060%	10/31/13	Ba2	414,050

5,325	Total Diversified Telecommunication Services				4,988,236

	Electric Utilities – 2.2%

1,702	Dynegy Holdings, Inc., Delayed Term Loan	1.810%	4/02/13	Ba2	1,534,042
293	Dynegy Holdings, Inc., Term Loan	1.810%	4/02/13	Ba2	263,759
1,965	TXU Corporation, Term Loan B2	3.821%	10/10/14	B+	1,409,029
985	TXU Corporation, Term Loan B3	3.821%	10/10/14	B+	706,095

4,945	Total Electric Utilities				3,912,925

	Electrical Equipment – 0.7%

1,383	Sensus Metering Systems, Inc., Term Loan B1	2.651%	12/17/10	BB	1,278,913

	Electronic Equipment & Instruments – 0.4%

970	Sensata Technologies B.V., Term Loan	2.804%	4/27/13	B	746,900

	Health Care Equipment & Supplies – 1.6%

1,975	Biomet, Inc., Term Loan	3.580%	3/25/15	BB–	1,850,670
997	Renal Advantage, Inc., Term Loan, WI/DD	TBD	TBD	N/R	917,589

2,972	Total Health Care Equipment & Supplies				2,768,259

	Health Care Providers & Services – 5.8%

97	Community Health Systems, Inc., Delayed Term Loan	2.560%	7/25/14	BB	87,624
1,903	Community Health Systems, Inc., Term Loan	2.898%	7/25/14	BB	1,717,604

16	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Health Care Providers & Services (continued)

$1,290	Fresenius SE, Term Loan B1	6.750%	7/06/14	BBB–	$1,299,393
695	Fresenius SE, Term Loan B2	6.750%	7/06/14	BBB–	699,998
2,000	HCA, Inc., Term Loan, WI/DD	TBD	TBD	BB	1,810,000
1,835	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	1,622,831
1,930	Quintiles Transnational Corporation, Term Loan B	2.491%	3/29/13	BB	1,815,964
232	United Surgical Partners International, Inc., Delayed Term Loan	2.320%	4/18/14	Ba3	209,845
1,233	United Surgical Partners International, Inc., Term Loan	2.691%	4/18/14	Ba3	1,113,723

11,215	Total Health Care Providers & Services				10,376,982

	Hotels, Restaurants & Leisure – 2.7%

1,935	24 Hour Fitness Worldwide, Inc., Term Loan B	3.254%	6/08/12	Ba3	1,528,650
761	CBRL Group, Inc., Term Loan B1	2.489%	4/27/13	BB–	705,969
82	CBRL Group, Inc., Term Loan B2	1.820%	4/28/13	BB–	76,456
89	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	70,411
445	Travelport LLC, Term Loan	2.914%	8/23/13	Ba2	350,914
594	Venetian Casino Resort LLC, Delayed Term Loan	2.060%	5/23/14	B–	421,555
2,352	Venetian Casino Resort LLC, Term Loan	2.060%	5/23/14	B–	1,669,186

6,258	Total Hotels Restaurants & Leisure				4,823,141

	Independent Power Producers & Energy Traders – 1.7%

750	Kgen LLC, Synthetic Letter of Credit	2.375%	2/05/14	BB	682,500
1,219	Kgen LLC, Term Loan B	2.063%	2/05/14	BB	1,109,062
469	NRG Energy, Inc., Credit Linked Deposit	2.348%	2/01/13	BB+	441,979
874	NRG Energy, Inc., Term Loan	2.016%	2/01/13	BB+	824,548

3,312	Total Independent Power Producers & Energy Traders				3,058,089

	Insurance – 0.2%

651	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	436,143

	IT Services – 1.9%

1,965	First Data Corporation, Term Loan B1	3.065%	9/24/14	B+	1,477,570
2,006	SunGard Data Systems, Inc., Term Loan B	2.462%	2/28/14	BB	1,868,693

3,971	Total IT Services				3,346,263

	Machinery – 0.5%

995	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	902,134

	Media – 9.2%

1,965	CanWest Mediaworks LP, Term Loan	4.250%	7/10/15	Caa3	1,080,750
978	Cequel Communications LLC, Term Loan B	2.318%	11/05/13	BB–	896,856
2,167	Charter Communications Operating Holdings LLC, Term Loan, (5)	6.250%	3/06/14	Ba2	1,965,198
2,957	Discovery Communications Holdings LLC, Term Loan	2.598%	5/14/14	Baa3	2,791,099
1,847	Emmis Operating Company, Term Loan	2.602%	11/01/13	Caa2	1,277,842
1,903	Idearc, Inc., Term Loan, (5), (6)	4.250%	11/17/14	Caa3	821,566
963	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.560%	4/08/12	N/R	536,671
1,866	Neilsen Finance LLC, Term Loan	2.321%	8/09/13	Ba3	1,683,710
1,975	Tribune Company, Term Loan B, (5), (6)	3.468%	6/04/14	Ca	677,261
341	Tribune Company, Term Loan X, (5), (6)	2.968%	6/04/09	Ca	116,736
2,000	Univision Communications, Inc., Term Loan	2.560%	9/29/14	B2	1,500,714
2,000	UPC Broadband Holding BV, Term Loan N	2.065%	12/31/14	Ba3	1,857,500
2,000	Yell Group PLC, Term Loan	3.310%	10/27/12	N/R	1,218,334

22,962	Total Media				16,424,237

	Metals & Mining – 0.8%

667	Amsted Industries, Inc., Delayed Term Loan	2.781%	4/06/13	BB	622,734
918	Amsted Industries, Inc., Term Loan	3.060%	4/06/13	BB	857,224

1,585	Total Metals & Mining				1,479,958

	Paper & Forest Products – 0.8%

1,447	Georgia-Pacific Corporation, Term Loan B	2.557%	12/21/12	BB+	1,368,336

	Pharmaceuticals – 1.2%

2,118	Mylan Laboratories, Inc., Term Loan	3.815%	10/02/14	BB	2,049,444

	Real Estate Management & Development – 0.4%

1,320	LNR Property Corporation, Term Loan B	3.820%	7/12/11	B2	682,440

Nuveen Investments	17

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

			Weighted
Principal			Average
Amount (000)		Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
		Road & Rail – 1.1%

$111		Hertz Corporation, Letter of Credit	2.359%	12/21/12	Ba1	$102,460
607		Hertz Corporation, Term Loan	2.075%	12/21/12	Ba1	559,594
1,764		Swift Transportation Company, Inc., Term Loan	3.625%	5/10/14	B–	1,317,151

2,482		Total Road & Rail				1,979,205

		Specialty Retail – 0.8%

1,462		TRU 2005 RE Holding Co I LLC, Term Loan	3.320%	12/08/09	B3	1,446,947

		Textiles, Apparel & Luxury Goods – 0.7%

1,216		HBI Branded Apparel Limited, Inc., Term Loan	5.795%	9/05/13	BB+	1,208,852

		Trading Companies & Distributors – 1.0%

912		Ashtead Group Public Limited Company, Term Loan	2.125%	8/31/11	BB+	843,600
193		Brenntag Holdings GmbH & Co. KG, Acquisition Facility	2.380%	1/20/14	B+	178,150
799		Brenntag Holdings GmbH & Co. KG, Facility B2	3.138%	1/20/14	B+	737,503

1,904		Total Trading Companies & Distributors				1,759,253

$88,552		Total Variable Rate Senior Loan Interests (cost $87,723,980)				74,203,645

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 29.7% (21.5% of Total Investments)

		Argentina – 1.5%

$3,335		Republic of Argentina	8.280%	12/31/33	B–	$1,767,786
2,930	EUR	Republic of Argentina	2.260%	12/31/38	B–	935,104

		Total Argentina				2,702,890

		Brazil – 2.2%

900	BRL	Banco ABN AMRO Real S.A., Reg S	16.200%	2/22/10	N/R	475,376
190		Centrais Eletricas Brasileiras S.A., 144A	7.750%	11/30/15	BBB–	204,250
225		Cia Brasileira de Bebidas	10.500%	12/15/11	Baa1	259,875
695	BRL	Companhia Energetica de Sao Paulo, Corporate Bond, 144A	9.750%	1/15/15	Ba2	384,486
205		Federative Republic of Brazil	10.500%	7/14/14	BBB–	256,250
220		Federative Republic of Brazil	7.875%	3/07/15	BBB–	249,920
355	BRL	Federative Republic of Brazil	12.500%	1/05/22	BBB–	202,003
430		Federative Republic of Brazil	11.000%	8/17/40	Ba1	561,580
265		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB–	259,700
70	BRL	National Treasury Note of Brazil	6.000%	5/15/45	Ba1	616,791
1,100	BRL	RBS Zero Hora Editora Jornalistica S.A., 144A	11.250%	6/15/17	BB	394,361
150		Telemar Norte Leste S.A., 144A	9.500%	4/23/19	Baa3	164,062

		Total Brazil				4,028,654

		Chile – 0.8%

450		Coporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	A1	411,654
935		Empresa Nacional del Petroleo, Reg S	6.750%	11/15/12	A	1,002,491
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A	54,830

		Total Chile				1,468,975

		Colombia – 1.9%

743,000	COP	Bogota Distrito Capital, Reg S	9.750%	7/26/28	Baa3	302,329
365		Republic of Colombia	7.375%	3/18/19	BBB–	391,463
420		Republic of Colombia	11.750%	2/25/20	BBB–	575,400
1,606,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	762,168
1,255		Republic of Colombia	7.375%	9/18/37	BBB–	1,286,375

		Total Colombia				3,317,735

		Dominican Republic – 0.9%

1,831		Dominican Republic, Reg S	9.040%	1/23/18	B	1,601,894

		El Salvador – 1.3%

1,041		Republic of El Salvador, Reg S	7.750%	1/24/23	Baa3	1,035,795
860		Republic of El Salvador, Reg S	8.250%	4/10/32	Baa3	786,900
510		Republic of El Salvador, Reg S	7.625%	9/21/34	Baa3	466,650

		Total El Salvador				2,289,345

18	Nuveen Investments

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Gabon – 0.9%

$1,885		Republic of Gabon, Reg S	8.200%	12/12/17	BB–	$1,687,075

		Ghana – 1.1%

2,400		Republic of Ghana, Reg S	8.500%	10/04/17	B+	1,932,000

		Indonesia – 0.7%

470		Republic of Indonesia, Reg S	10.375%	5/04/14	BB–	536,433
100		Republic of Indonesia, Reg S	7.250%	4/20/15	Ba3	100,024
475		Republic of Indonesia, 144A	7.750%	1/17/38	BB–	437,000
245		Republic of Indonesia, Reg S	7.750%	1/17/38	Ba3	225,400

		Total Indonesia				1,298,857

		Israel – 0.2%

310		Israel Electric Corporation Limited, 144A	9.375%	1/28/20	BBB	348,095

		Kazakhstan – 1.1%

465		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	Baa1	417,338
1,560		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa1	1,435,200
236		Tengizchevroil LLP, 144A	6.124%	11/15/14	BBB–	213,374

		Total Kazakhstan				2,065,912

		Malaysia – 0.9%

950		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	952,934
525		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	607,705

		Total Malaysia				1,560,639

		Mexico – 0.9%

80		Banco Mercantil del Norte, Reg S	6.135%	10/13/16	A3	70,400
427		Conproca SA, Reg S	12.000%	6/16/10	BBB+	442,924
2,785	MXN	Mexico Bonos de DeSarrollo	7.250%	12/15/16	A+	203,615
2,825	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A+	210,219
4,500	MXN	United Mexican States	8.000%	12/19/13	A+	352,530
150,000	ITL	United Mexican States, (8)	11.000%	5/08/17	Baa1	135,302
126		United Mexican States	6.050%	1/11/40	BBB+	115,101

		Total Mexico				1,530,091

		Netherlands – 0.7%

454		Intergas Finance B.V., Reg S	6.375%	5/14/17	Baa2	340,500
375		Kazakhstan Temir Zholy JSC	7.000%	5/16/16	Baa2	294,810
785		Majapahit Holdings B.V., Reg S	7.875%	6/29/37	BB–	598,917

		Total Netherlands				1,234,227

		Pakistan – 0.7%

585		Islamic Republic of Pakistan, Reg S	7.125%	3/31/16	B3	393,033
1,080		Islamic Republic of Pakistan, Reg S	6.875%	6/01/17	B3	707,400
300		Islamic Republic of Pakistan, Reg S	7.875%	3/30/36	B3	156,173

		Total Pakistan				1,256,606

		Panama – 0.3%

40		Republic of Panama	9.375%	7/23/12	BB+	45,400
380		Republic of Panama	7.250%	3/15/15	BB+	416,100

		Total Panama				461,500

		Peru – 1.4%

795		Republic of Peru	9.875%	2/06/15	BBB–	975,863
440		Republic of Peru	8.375%	5/03/16	BBB–	509,300
650		Republic of Peru	7.125%	3/30/19	BBB–	697,125
425		Republic of Peru	6.550%	3/14/37	BBB–	414,375

		Total Peru				2,596,663

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Philippines – 0.7%

$660		National Power Corporation	9.625%	5/15/28	BB–	$702,900
435	EUR	Republic of the Philippines	6.250%	3/15/16	BB–	584,304
15		Republic of the Philippines	10.625%	3/16/25	BB–	19,650

		Total Philippines				1,306,854

		Poland – 0.7%

175		Republic of Poland	5.250%	1/15/14	A2	177,153
1,090		Republic of Poland	5.000%	10/19/15	A2	1,091,090

		Total Poland				1,268,243

		Qatar – 0.3%

575		Ras Laffan Liquified Natural Gas II, Reg S	5.298%	9/30/20	Aa2	529,690

		Russian Federation – 1.2%

845		Gaz Capital S.A., 144A	9.250%	4/23/19	Baa1	867,181
165		Gaz Capital, 144A	8.625%	4/28/34	Baa1	162,319
125		Russian Agricultural Bank S.A., Reg S	9.000%	6/11/14	Baa1	126,875
410		Russian Agricultural Bank	6.299%	5/15/17	Baa1	358,750
283		Russia Federation, Reg S	7.500%	3/31/30	Baa1	281,642
355		VTB Capital S.A., Reg S	6.250%	6/30/35	Baa1	298,562

		Total Russian Federation				2,095,329

		Serbia – 1.4%

1,375		Republic of Serbia, 144A	3.750%	11/01/24	BB–	1,175,625
1,450		Republic of Serbia, Reg S	3.750%	11/01/24	BB–	1,286,875

		Total Serbia				2,462,500

		South Africa – 1.4%

1,275		Republic of South Africa	7.375%	4/25/12	BBB+	1,372,219
815		Republic of South Africa	6.875%	5/27/19	BBB+	841,488
285		Republic of South Africa	5.875%	5/30/22	BBB+	266,475

		Total South Africa				2,480,182

		South Korea – 0.3%

505		Republic of Korea	5.750%	4/16/14	A2	518,547

		Tunisia – 1.1%

1,665		Banque de Tunisie	7.375%	4/25/12	BBB	1,789,875
110	EUR	Banque de Tunisie, Reg S	4.500%	6/22/20	BBB	128,929

		Total Tunisia				1,918,804

		Turkey – 1.1%

150		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	170,250
135		Republic of Turkey, Government Bond	7.250%	3/15/15	BB–	141,075
265		Republic of Turkey, Government Bond	7.500%	11/07/19	BB–	275,600
890		Republic of Turkey, Government Bond	7.250%	3/05/38	BB–	856,625
713	TRY	Republic of Turkey	12.000%	8/14/13	N/R	517,220

		Total Turkey				1,960,770

		Ukraine – 1.0%

1,335		Republic of Ukraine, Reg S	6.875%	3/04/11	B2	1,168,125
700	EUR	Republic of Ukraine, Reg S	4.950%	10/13/15	B2	591,652

		Total Ukraine				1,759,777

		United Arab Emirates – 0.7%

435		Abu Dhabi National Energy Company, 144A	7.250%	8/01/18	Aa2	435,795
750		Emirate of Abu Dhabi, 144A	5.500%	4/08/14	Aa2	764,111

		Total United Arab Emirates				1,199,906

		Uruguay – 1.0%

1,052		Oriental Republic of Uruguay	7.625%	3/21/36	BB	1,017,474
795		Republic of Uruguay	8.000%	11/18/22	BB	834,750

		Total Uruguay				1,852,224

		Venezuela – 1.3%

245		Republic of Venezuela, RegS	8.500%	10/08/14	BB–	175,175
135		Republic of Venezuela, RegS	7.650%	4/21/25	B2	72,563

20	Nuveen Investments

Principal
Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Venezuela (continued)

$605	Republic of Venezuela	9.250%	9/15/27	BB–	$414,425
830	Republic of Venezuela, Reg S	9.250%	5/07/28	BB–	512,525
615	Republic of Venezuela	9.375%	1/13/34	BB–	387,450
1,590	Republic of Venezuela	7.000%	3/31/38	B2	783,075

	Total Venezuela				2,345,213

	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $51,401,402)				53,079,197

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.6% (4.1% of Total Investments)

$10,081	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $10,081,311, collateralized by $9,775,000 U.S. Treasury Notes, 3.875%, due 7/15/10, value $10,284,278	0.000%	7/01/09		$10,081,311

	Total Short-Term Investments (cost $10,081,311)				10,081,311

	Total Investments (cost $274,612,031) – 138.2%				246,725,883

	Borrowings – (28.0)% (9)				(50,000,000)

	Other Assets Less Liabilities – (1.8)%				(3,195,868)

	FundPreferred Shares, at Liquidation Value – (8.4)% (9)				(15,000,000)

	Net Assets Applicable to Common Shares – 100%				$178,530,015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2009:
					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
Brazilian Real	2,156,000	U.S. Dollar	1,072,477	9/16/09	$(11,518)
Brazilian Real	2,155,000	U.S. Dollar	1,088,384	9/16/09	4,892
Colombian Peso	1,608,171,000	U.S. Dollar	761,445	7/27/09	14,414
Colombian Peso	1,095,942,000	U.S. Dollar	522,624	7/27/09	13,535
Euro	1,539,000	U.S. Dollar	2,152,999	9/16/09	(5,719)
Euro	436,000	U.S. Dollar	613,225	9/16/09	1,659
Euro	85,000	U.S. Dollar	120,004	9/16/09	777
Indonesian Rupiah	5,605,688,000	U.S. Dollar	559,450	7/16/09	11,978
Mexican Peso	3,237,000	U.S. Dollar	240,866	9/17/09	(2,271)
Polish Zloty	1,720,000	U.S. Dollar	521,924	9/16/09	(17,266)
Polish Zloty	1,720,000	U.S. Dollar	522,709	9/17/09	(16,446)
South Korean Won	618,144,000	U.S. Dollar	614,000	7/01/09	128,781
South Korean Won	618,144,000	U.S. Dollar	481,158	7/01/09	(4,060)
Turkish Lira	1,363,000	U.S. Dollar	863,587	9/16/09	(5,202)
U.S. Dollar	569,938	Brazilian Real	1,147,000	9/16/09	6,751
U.S. Dollar	102,989	Colombian Peso	220,500,000	7/27/09	(562)
U.S. Dollar	70,196	Colombian Peso	143,200,000	9/16/09	(4,201)
U.S. Dollar	528,104	Euro	381,000	9/16/09	6,316
U.S. Dollar	576,420	Indonesian Rupiah	5,605,688,000	7/16/09	(28,948)
U.S. Dollar	522,796	Polish Zloty	1,720,000	9/16/09	16,393
U.S. Dollar	536,243	Polish Zloty	1,720,000	9/17/09	2,912
U.S. Dollar	547,515	South Korean Won	618,144,000	7/01/09	(62,296)
U.S. Dollar	481,158	South Korean Won	618,144,000	7/01/09	4,060
U.S. Dollar	346,616	Turkish Lira	548,000	9/16/09	2,684
U.S. Dollar	400,588	Yuan Renminbi	2,723,000	9/21/09	(1,570)
U.S. Dollar	394,559	Yuan Renminbi	2,683,000	9/21/09	(1,402)
U.S. Dollar	400,765	Yuan Renminbi	2,724,000	9/21/09	(1,600)
U.S. Dollar	248,705	Yuan Renminbi	1,680,000	2/22/10	(1,352)
Yuan Renminbi	2,522,000	U.S. Dollar	359,772	9/21/09	(9,793)
Yuan Renminbi	3,085,000	U.S. Dollar	440,872	9/21/09	(11,193)
Yuan Renminbi	2,523,000	U.S. Dollar	359,914	9/21/09	(9,797)
Yuan Renminbi	1,680,000	U.S. Dollar	239,658	2/22/10	(7,695)

					$12,261

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS June 30, 2009 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to June 30, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(8)	Market of issuance for this investment is Euro. Euro par equals 77,469.
(9)	Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of Total Investments are 20.3% and 6.1%, respectively.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
ITL	Italian Lira
MXN	Mexican Peso
TRY	Turkish New Lira
See accompanying notes to financial statements.

22	Nuveen Investments

Statement of ASSETS & LIABILITIES
June 30, 2009 (Unaudited)

Assets
Investments, at value (cost $274,612,031)	$246,725,883
Cash denominated in foreign currencies (cost $28,125)	29,345
Unrealized appreciation on forward foreign currency exchange contracts	215,152
Receivables:
Dividends	421,224
Interest	1,527,034
Investments sold	2,713,236
Reclaims	35,047
Deferred borrowing costs	85,976
Other assets	55,300

Total assets	251,808,197

Liabilities
Cash overdraft	12,887
Borrowings	50,000,000
Unrealized depreciation on forward foreign currency exchange contracts	202,891
Payables:
Common share dividends	4,056,254
Common shares repurchased	56,909
Investments purchased	3,739,064
FundPreferred share dividends	813
Accrued expenses:
Interest on borrowings	45,668
Management fees	133,038
Other	30,658

Total liabilities	58,278,182

FundPreferred shares, at liquidation value	15,000,000

Net assets applicable to Common shares	$178,530,015

Common shares outstanding	20,165,519

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.85

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$201,655
Paid-in surplus	294,978,873
Undistributed (Over-distribution of) net investment income	(4,575,147)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(84,209,815)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(27,865,551)

Net assets applicable to Common shares	$178,530,015

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $32,608)	$2,202,867
Interest (net of foreign tax withheld of $1,414)	3,762,074

Total investment income	5,964,941

Expenses
Management fees	1,013,680
FundPreferred shares – auction fees	53,822
FundPreferred shares – dividend disbursing agent fees	6,695
Shareholders’ servicing agent fees and expenses	749
Interest expense on borrowings and amortization of borrowing costs	198,712
Custodian’s fees and expenses	63,015
Trustees’ fees and expenses	5,632
Professional fees	29,072
Shareholders’ reports – printing and mailing expenses	49,711
Stock exchange listing fees	4,572
Investor relations expense	19,366
Other expenses	19,575

Total expenses before custodian fee credit and expense reimbursement	1,464,601
Custodian fee credit	(23)
Expense reimbursement	(270,533)

Net expenses	1,194,045

Net investment income	4,770,896

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(33,532,814)
Forward foreign currency exchange contracts	(490,702)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	49,072,848
Forward foreign currency exchange contracts	(85,306)

Net realized and unrealized gain (loss)	14,921,476

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(78,072)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(78,072)

Net increase (decrease) in net assets applicable to Common shares from operations	$19,656,850

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of CHANGES IN NET ASSETS
(Unaudited)

	Six Months
	Ended	Year Ended
	6/30/09	12/31/08
Operations
Net investment income	$4,770,896	$17,981,144
Net realized gain (loss) from:
Investments and foreign currency	(33,532,814)	(50,106,964)
Forward foreign currency exchange contracts	(490,702)	1,992,783
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	49,072,848	(97,207,823)
Forward foreign currency exchange contracts	(85,306)	62,940
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(78,072)	—
From net investment income	—	(3,649,121)

Net increase (decrease) in net assets applicable to Common shares from operations	19,656,850	(130,927,041)

Distributions to Common Shareholders
From and in excess of net investment income	(8,485,184)	—
From net investment income	—	(15,820,250)
From accumulated net realized gains	—	(1,243,596)
Tax return of capital	—	(9,482,658)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,485,184)	(26,546,504)

Capital Share Transactions
Cost of Common shares repurchased	(265,103)	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(265,103)	—

Net increase (decrease) in net assets applicable to Common shares	10,906,563	(157,473,545)
Net assets applicable to Common shares at the beginning of period	167,623,452	325,096,997

Net assets applicable to Common shares at the end of period	$178,530,015	$167,623,452

Undistributed (Over-distribution of) net investment income at the end of period	$(4,575,147)	$(782,787)

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of CASH FLOWS
Six Months Ended June 30, 2009 (Unaudited)

Cash Flows From Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$19,656,850
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(95,247,934)
Proceeds from sales and maturities of investments	92,391,266
Proceeds from (Purchases of) short-term investments, net	7,998,665
Amortization (Accretion) of premiums and discounts, net	(166,760)
(Increase) Decrease in receivable for dividends	711,331
(Increase) Decrease in receivable for interest	398,784
(Increase) Decrease in receivable for investments sold	(2,393,775)
(Increase) Decrease in receivable for reclaims	(5,469)
(Increase) Decrease in deferred borrowing costs	(85,976)
(Increase) Decrease in other assets	(12,679)
Increase (Decrease) in payable for investments purchased	2,728,563
Increase (Decrease) in payable for FundPreferred share dividends	229
Increase (Decrease) in accrued interest on borrowings	45,668
Increase (Decrease) in accrued management fees	(15,611)
Increase (Decrease) in accrued other liabilities	(102,283)
Net realized (gain) loss from investments and foreign currency	33,532,814
Net realized (gain) loss from forward foreign currency exchange contracts	490,702
Net realized (gain) loss from paydowns	78,679
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(49,072,848)
Change in net unrealized (appreciation) depreciation of forward foreign currency exchange contracts	85,306
Capital gain and return of capital distributions form investments	606,538

Net cash provided by (used in) operating activities	11,622,060

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	12,887
Increase (Decrease) in borrowings	50,000,000
Increase (Decrease) in FundPreferred shares	(57,000,000)
Increase (Decrease) in payable for Common shares repurchased	56,909
Cost of Common shares repurchased	(265,103)
Cash distributions paid to Common shareholders	(4,428,930)

Net cash provided by (used in) financing activities	(11,624,237)

Net Increase (Decrease) in Cash	(2,177)
Cash at the beginning of period	2,177

Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the six months ended June 30, 2009, was $154,687.

See accompanying notes to financial statements.

26	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Diversified Dividend and Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund had outstanding when-issued/delayed delivery purchase commitments of $3,665,000.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2008, the character of distributions to the Fund from the REITs was 60.35% ordinary income, 28.69% long-term and short-term capital gains, and 10.96% return of REIT capital.

For the fiscal year ended December 31, 2008, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2008, is reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2009, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2009, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2009, reflect an over-distribution of net investment income.

For the six months ended June 30, 2009, the Fund applied the actual percentages for the fiscal year ended December 31, 2008, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

FundPreferred Shares
As of June 30, 2009, the Fund has issued and outstanding 300 Series T and 300 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

28	Nuveen Investments

As of June 30, 2009, the Fund has redeemed $105,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities’ The change in value of the contracts during the reporting period is recognized as “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2009, was 39. Refer to Footnote 3—Derivative Instruments and Hedging activities for further details on forward foreign currency exchange contract activity.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Borrowing Costs
Costs incurred by the Fund in connection with its debt restructuring are recorded as a deferred charge which are being amortized through December 13, 2009, and are included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$60,971,314	$2,313,948	$–	$63,285,262
REIT Common Stocks	44,662,718	–	–	44,662,718
Preferred Securities **	–	1,413,750	–	1,413,750
Variable Rate Senior Loan Interests	–	74,203,645	–	74,203,645
Emerging Markets Debt and Foreign Corporate Bonds	–	53,079,197	–	53,079,197
Short-Term Investments	10,081,311	–	–	10,081,311
Derivatives:
Forward Foreign Currency Exchange Contracts *	–	12,261	–	12,261

Total	$115,715,343	$131,022,801	$–	$246,738,144

*	Represents net unrealized appreciation (depreciation).
**	Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of period	$1,269,746
Gains (losses):
Net realized gains (losses)	119,001
Net change in unrealized appreciation (depreciation)	263,977
Net purchases at cost (sales at proceeds)	(221,400)
Net discounts (premiums)	3,876
Net transfers into (out of) at end of period fair value	(1,435,200)

Balance at end of period	$–

30	Nuveen Investments

3.	Derivative Instruments and Hedging Activities

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$215,152	Unrealized depreciation on forward foreign currency exchange contracts	$202,891

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$(490,702)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$(85,306)

4.	Fund Shares
Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/09	12/31/08
Common shares repurchased	(37,300)	–

Weighted average:
Price per share repurchased	$7.09	–
Discount per share repurchased	19.46%	–

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/09		12/31/08
	Shares	Amount	Shares	Amount

FundPreferred shares redeemed:
Series T	1,140	$28,500,000	960	$24,000,000
Series W	1,140	28,500,000	960	24,000,000

Total	2,280	$57,000,000	1,920	$48,000,000

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25bps (annualized) to 15bps (annualized). All auction participants have signed new agreements incorporating this change.

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2009, aggregated $95,247,934 and $92,391,266, respectively.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments was $276,314,271.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$11,606,282
Depreciation	(41,194,670)

Net unrealized appreciation (depreciation) of investments	$(29,588,388)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$19,564,639
Distributions from net long-term capital gains	1,243,596
Tax return of capital	9,482,658

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s last tax year end, the Fund had an unused capital loss carryforward of $39,039,775 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $9,737,879 were treated as having arisen on the first day of the current fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

32	Nuveen Investments

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington Management Company, LLP (“Wellington”). NWQ and Symphony are both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts (“ADRs”). Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2009, the Fund had no unfunded senior loan commitments.

Nuveen Investments	33

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2009, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
Management determined that leveraging the Fund with debt as a replacement for FundPreferred shares continued to benefit the Fund’s shareholders. The Fund has entered into a $50 million senior committed secured 364-day revolving line of credit with its custodian bank. Amounts drawn on the line of credit are recognized as “Borrowings” on the Statement of Assets and Liabilities.

For the six months ended June 30, 2009, the average daily balance outstanding on these borrowings and average interest rate was $50,000,000 and .31%, respectively. Interest on the revolving line of credit was calculated at a rate per annum of the Federal Funds Rate plus .75%. Interest expense incurred on such borrowings is included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

10.	Subsequent Events
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)
In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards SFAS No. 165 (SFAS No. 165), “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

34	Nuveen Investments

Financial HIGHLIGHTS

Nuveen Investments	35

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions		Net			Tax
	Beginning		Net	Investment	from Capital		Investment		Capital	Return of		Ending
	Common		Realized/	Income to	Gains to		Income to		Gains to	Capital to		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common		Common	Common		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-		Share-	Share-		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders		holders	holders	Total	Value	Value
Year Ended 12/31:
2009(c)	$8.30	$.24	$.73	$– ***	$–	$.97	$(.42	)****	$–	$–	$(.42)	$8.85	$7.18
2008	16.09	.89	(7.19)	(.18)	–	(6.48)	(.78)		(.06)	(.47)	(1.31)	8.30	6.32
2007	19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)		(.64)	–	(1.54)	16.09	14.28
2006	16.88	.99	2.98	(.13)	(.15)	3.69	(.98)		(.37)	–	(1.35)	19.22	21.03
2005	16.85	.83	1.00	(.09)	(.10)	1.64	(.71)		(.90)	–	(1.61)	16.88	16.35
2004	15.13	.81	2.23	(.06)	(.03)	2.95	(.81)		(.41)	(.01)	(1.23)	16.85	15.57

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2009(c)	$15,000	$25,000	$322,550	$50,000	$4,871
2008	72,000	25,000	83,203	–	–
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276
2005	120,000	25,000	95,857	–	–
2004	120,000	25,000	95,718	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009(c)	N/A
2008	N/A
2007	$.25
2006	.25
2005	N/A
2004	N/A

(c)	For the six months ended June 30, 2009.

36	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets				Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares				Applicable to Common Shares
	Share	Net Assets	Before Credit/Reimbursement				After Credit/Reimbursement**
Based on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value*	Value*	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

21.26%	12.36%	$178,530	1.83	%*****	5.62	%*****	1.49	%*****	5.96	%*****	43%
(49.58)	(42.60)	167,623	2.13		6.28		1.65		6.77		49
(25.75)	(9.00)	325,097	2.20		5.06		1.74		5.53		48
38.72	22.66	387,432	1.70		5.03		1.26		5.47		44
16.36	10.21	340,113	1.42		4.53		.99		4.96		49
8.04	20.44	339,446	1.50		4.74		1.06		5.19		46

*
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2009(c)	N/A	21.26%	12.36%
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)
2006	December 29	40.37	24.26
2005	N/A	16.36	10.21
2004	N/A	8.04	20.44

**	After custodian fee credit and expense reimbursement.
***	Rounds to less than $.01 per share and represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2009.
*****	Annualized.
†	The amounts shown are based on Common share equivalents.
††	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2009(c)	.19	%*****
2008	.38
2007	.66
2006	.26	*****
2005	–
2004	–

N/A	Not applicable for the six months ended June 30, 2009. The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the tax years ended prior to December 31, 2006.

See accompanying notes to financial statements.

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”), NAM and Symphony Asset Management LLC (“Symphony”), NAM and Wellington Management Company, LLP (“Wellington”), and NAM and Security Capital Research & Management Incorporated (“Security Capital” and, together with NWQ, Symphony and Wellington, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

38	Nuveen Investments

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (continued)

portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in February 2009. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each of Security Capital, NWQ and Symphony, respectively, in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of each sleeve and the overall benchmark for the Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers

40	Nuveen Investments

and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisers that are unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (continued)

methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Security Capital and Wellington, which are unaffiliated with Nuveen, the Independent Board Members also considered each such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that each such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

42	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ and Security Capital, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund’s portfolio transactions. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For these Sub-Advisers, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

Nuveen Investments	43

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

44	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	45

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed

37,300	2,280

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for
our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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•	Investor education

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-B-0609D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)*
		AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2009	0		0	2,020,000

FEBRUARY 1-28, 2009	0		0	2,020,000

MARCH 1-31, 2009	0		0	2,020,000

APRIL 1-30, 2009	0		0	2,020,000

MAY 1-31, 2009	0		0	2,020,000

JUNE 1-30, 2009	37,300	7.09	37,300	1,982,700

TOTAL	37,300

*	The registrant’s repurchase program, which authorized the repurchase of 2,020,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2009

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2009

*	Print the name and title of each signing officer under his or her signature.